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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 26, 2002
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                    INTERSTATE NATIONAL DEALER SERVICES, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                      1-12938                 11-3078398
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(State or Other Jurisdiction         (Commission               (IRS Employer
    of Incorporation)                File Number)            Identification No.)

    333 Earle Ovington Boulevard, Mitchel Field, New York         11553
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         (Address of Principal Executive Offices)               (Zip Code)

        Registrant's telephone number, including area code (516) 228-8600
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     On September 26, 2002, Interstate National Dealer Services, Inc. ("Registrant") entered into an agreement and plan of merger with CHL Holdings Corp., a company owned by Cindy H. Luby, the Company's Chief Operating Officer ("CHL"). Under the merger agreement, each issued and outstanding share of Registrant's common stock, other than shares held by Chester J. Luby, Cindy H. Luby, Joan Luby and CHL, will be entitled to receive $6.00 per share in cash, without interest and less withholding taxes, if any.

     A copy of Registrant's press release of September 26, 2002, is attached hereto as Exhibit 99.1.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 26, 2002

                                INTERSTATE NATIONAL DEALER SERVICES, INC.

                                By:/s/ Chester J. Luby
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                                   Name:  Chester J. Luby
                                   Title: Chairman and Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT NO. 99.1    Press release, dated September 26, 2002.